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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 24, 2007

                     Community Bank Shares of Indiana, Inc.

               (Exact Name of Registrant as Specified in Charter)

           Indiana                    0-25766                   35-1938254
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)            Identification No.)

                101 West Spring Street, New Albany, Indiana 47150
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number including area code (812) 944-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

On July 24, 2007, the Board of Directors of Community Bank Shares of Indiana, Inc. amended the Bylaws of the Company as follows:

      o Article II, Section 2.2 - The annual meeting time was changed to 1:00 p.m., EST rather than 2:00 p.m., EST.

      o Article II, Section 2.6 - The section was rephrased to add additional clarity. The provisions of the section were not changed.

      o Article II, Section 2.14 - Section 2.14 regarding Stockholders' Proposals was removed and the remaining sections in Article II were renumbered to reflect the removal of Section 2.14.

      o Article III - The section was amended to allow for the issuance of uncertificated shares through a direct registration system. The Board of Directors adopted the amendment to comply with Nasdaq rules which require securities listed on the exchange be eligible for a direct registration system by January, 2008.

      o Article IV, Section 4.6(a) - The third sentence of this section was revised to: "Such notice shall be deemed to be delivered when deposited in the mail so addressed with postage prepaid or when delivered to the telegraph company if sent by telegram." The prior section indicated: "Such notice shall be deemed to be delivered when deposited in the mail so addressed with postage prepared or when delivered to the telegraph company if sent by telegram."

      o Article IV, Section 4.14 - The section was amended to reflect that nominations for candidates for election as Directors are now made by the Corporation's Nomination Committee. Previously, the section referenced the Company's Articles of Incorporation for the provisions for nominations for candidates as Directors.

The amendments to the Company's Bylaws became effective on July 24, 2007. The foregoing description of the amendments to the Company's Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended through July 24, 2007, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

EXHIBIT NO.

99.1 Community Bank Shares of Indiana, Inc. Amended Bylaws

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     COMMUNITY BANK SHARES OF INDIANA, INC.


Date: July 27, 2007                      By:  /s/ James D. Rickard
                                             -----------------------------------
                                              Name:  James D. Rickard
                                              Title: President and CEO


Date: July 27, 2007                      By:  /s/ Paul A. Chrisco
                                             -----------------------------------
                                              Name:  Paul A. Chrisco
                                              Title: Chief Financial Officer